EXHIBIT 99.1
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                                                                EXECUTION COPY
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                         SALE AND SERVICING AGREEMENT


                                     among


                   MERRILL AUTO TRUST SECURITIZATION 2005-1,
                                  as Issuer,


                         ML ASSET BACKED CORPORATION,
                                 as Depositor,


                                      and


                        U.S. BANK NATIONAL ASSOCIATION,
                              as Master Servicer






                           Dated as of May 31, 2005



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                               Table of Contents

                                                                                                           Page
                                                                                                           ----

ARTICLE I        DEFINITIONS AND USAGE.......................................................................1


ARTICLE II       TRUST PROPERTY..............................................................................1

   SECTION 2.1   Conveyance of Trust Property; Intent of the Parties.........................................1
   SECTION 2.2   Representations and Warranties of the Depositor regarding the Receivables...................1
   SECTION 2.3   Repurchase upon Breach......................................................................2
   SECTION 2.4   Custody of Receivable Files.................................................................3
   SECTION 2.5   Duties of Master Servicer as Custodian......................................................4
   SECTION 2.6   Instructions; Authority to Act..............................................................5
   SECTION 2.7   Custodian's Indemnification.................................................................5
   SECTION 2.8   Effective Period and Termination............................................................5
   SECTION 2.9   Representations and Warranties as to the Security Interest of the Issuer in the
                  Receivables................................................................................6

ARTICLE III      ADMINISTRATION AND SERVICING OF RECEIVABLES AND TRUST PROPERTY..............................6

   SECTION 3.1   Duties of Master Servicer...................................................................6
   SECTION 3.2   Collection of Receivable Payments...........................................................7
   SECTION 3.3   Realization Upon Receivables................................................................8
   SECTION 3.4   Maintenance of Security Interests in Financed Vehicles......................................8
   SECTION 3.5   Covenants of Master Servicer................................................................9
   SECTION 3.6   Purchase of Receivables Upon Breach.........................................................9
   SECTION 3.7   Servicer Fees..............................................................................10
   SECTION 3.8   Investor Report............................................................................10
   SECTION 3.9   Annual Statement as to Compliance; Notice of Event of Servicing Termination................10
   SECTION 3.10  Annual Independent Certified Public Accountant's Report....................................11
   SECTION 3.11  Access to Certain Documentation and Information Regarding Receivables......................11
   SECTION 3.12  Master Servicer Expenses...................................................................12
   SECTION 3.13  Insurance..................................................................................12
   SECTION 3.14  Securities Exchange Act of 1934............................................................12
   SECTION 3.15  Licenses...................................................................................13

ARTICLE IV       DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS............................13

   SECTION 4.1   Accounts...................................................................................13


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   SECTION 4.2   Collections................................................................................14
   SECTION 4.3   Application of Collections.................................................................15
   SECTION 4.4   Additional Deposits........................................................................15
   SECTION 4.5   Distributions..............................................................................16
   SECTION 4.6   Net Deposits...............................................................................16
   SECTION 4.7   Statements to Noteholders and Certificateholders...........................................16

ARTICLE V        THE DEPOSITOR..............................................................................17

   SECTION 5.1   Representations, Warranties and Covenants of Depositor.....................................17
   SECTION 5.2   Liability of Depositor; Indemnities........................................................18
   SECTION 5.3   Merger or Consolidation of, or Assumption of the Obligations of Depositor..................19
   SECTION 5.4   Limitation on Liability of Depositor and Others............................................19
   SECTION 5.5   Depositor May Own Notes or Certificates....................................................19
   SECTION 5.6   Depositor Certificate of Incorporation.....................................................19

ARTICLE VI       THE MASTER SERVICER........................................................................19

   SECTION 6.1   Representations of Master Servicer.........................................................19
   SECTION 6.2   Indemnities of Master Servicer.............................................................21
   SECTION 6.3   Merger or Consolidation of, or Assumption of the Obligations of Master Servicer............21
   SECTION 6.4   Limitation on Liability of Master Servicer and Others......................................22
   SECTION 6.5   Subservicing and Delegation of Duties......................................................24
   SECTION 6.6   Master Servicer Not to Resign as Master Servicer; Resignation and Termination of
                  Receivables Servicers.....................................................................25
   SECTION 6.7   Master Servicer May Own Notes or Certificates..............................................25

ARTICLE VII      SERVICING TERMINATION......................................................................26

   SECTION 7.1   Events of Servicing Termination............................................................26
   SECTION 7.2   Appointment of Successor Master Servicer...................................................27
   SECTION 7.3   Notification to Noteholders and Certificateholders.........................................29
   SECTION 7.4   Waiver of Past Events of Servicing Termination.............................................29

ARTICLE VIII     TERMINATION................................................................................29

   SECTION 8.1   Optional Purchase of All Receivables.......................................................29
   SECTION 8.2   Succession Upon Satisfaction and Discharge of Indenture....................................30

ARTICLE IX       MISCELLANEOUS PROVISIONS...................................................................30

   SECTION 9.1   Amendment..................................................................................30
   SECTION 9.2   Protection of Title to Trust Property......................................................32


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   SECTION 9.3   Governing Law..............................................................................33
   SECTION 9.4   Notices....................................................................................33
   SECTION 9.5   Severability of Provisions.................................................................34
   SECTION 9.6   Assignment.................................................................................34
   SECTION 9.7   Further Assurances.........................................................................34
   SECTION 9.8   No Waiver; Cumulative Remedies.............................................................34
   SECTION 9.9   Third-Party Beneficiaries..................................................................34
   SECTION 9.10  Actions by Noteholders or Certificateholders...............................................35
   SECTION 9.11  Limitation of Liability of Owner Trustee, the Indenture Trustee and the Securities
                  Administrator.............................................................................35
   SECTION 9.12  Savings Clause.............................................................................36
   SECTION 9.13  No Petition................................................................................36

Schedule A       Schedule of Receivables...................................................................A-1
Schedule B       Location of Receivable Files..............................................................B-1
Schedule C       List of Receivables Servicers ............................................................C-1
Schedule D       Certain Representations and Warranties Regarding the Ford Credit
                 Receivables...............................................................................D-1
Appendix A       Definitions and Usage
Appendix B       Form 10-K Certification


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     SALE AND SERVICING AGREEMENT, dated as of May 31, 2005 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement"), among MERRILL AUTO TRUST SECURITIZATION 2005-1 (the "Issuer"), a Delaware statutory trust, ML ASSET BACKED CORPORATION, a Delaware corporation (the "Depositor") and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as master servicer (in such capacity, the "Master Servicer").

     WHEREAS, the Issuer desires to purchase a portfolio of receivables and related property consisting of motor vehicle retail installment sale contracts and loans;

     WHEREAS, the Master Servicer is willing to service such receivables on behalf of the Issuer.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I

                             DEFINITIONS AND USAGE

     Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that shall be applicable herein.

                                  ARTICLE II

                                TRUST PROPERTY

     SECTION 2.1 Conveyance of Trust Property; Intent of the Parties. In consideration of the Issuer's delivery to, or upon the order of, the Depositor of the Notes and the Certificates, the Depositor does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer without recourse (subject to the obligations herein) all right, title and interest of the Depositor, whether now owned or hereafter acquired, in and to the Trust Property. The sale, transfer, assignment and conveyance made hereunder shall not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Depositor to the Obligors or any other Person in connection with the Receivables and the other Trust Property or any agreement, document or instrument related thereto. The Depositor and the Issuer intend that the sale, transfer, assignment and conveyance of the Trust Property pursuant to this
Section 2.1 shall be a sale and not a secured borrowing.

     SECTION 2.2 Representations and Warranties of the Depositor regarding the Receivables. The Depositor makes the following representations and warranties with respect to the Receivables, on which the Issuer relies in purchasing the Receivables and pledging the same to the Indenture Trustee. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Transfer Date, but shall survive the sale, transfer and


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assignment of the Receivables by the Depositor to the Issuer and the pledge of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture.

      (i) Schedule of Receivables. No selection procedures adverse to the Securityholders have been used in selecting the Receivables from all receivables owned by the Depositor which meet the selection criteria specified herein.

     (ii) No Sale or Transfer. No Receivable has been sold, transferred, assigned or pledged by the Depositor to any Person other than the Issuer; provided that such Receivable has been previously assigned and reacquired by the Depositor.

    (iii) Good Title. Immediately prior to the transfer and assignment of the Receivables to the Issuer herein contemplated, each Receivable was free and clear of all Liens and rights of others to the extent created by the Depositor; and, immediately upon the transfer thereof, the Issuer has either (i) good and marketable title to each Receivable, free and clear of all of all Liens and rights of others to the extent created by the Depositor and the transfer has been perfected under applicable law or (ii) a first priority perfected security interest in the Depositor's rights in each Receivable.

     (iv) Additional Representations and Warranties. The Ford Credit Receivables satisfy the representations and warranties set forth in Schedule D hereto.

     SECTION 2.3 Repurchase upon Breach. Each of the Depositor, the Master Servicer, the Issuer and the Owner Trustee shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of the Depositor's representations and warranties pursuant to Section 2.2. Unless the breach shall have been cured by the last day of the second Collection Period following written notice to the Indenture Trustee and the Securities Administrator of such breach, the Securities Administrator shall enforce the obligation of the Depositor under this Section 2.3 to repurchase any Receivable, the Issuer's interest in which is materially and adversely affected by the breach as of such last day (or, at the Depositor's option, the last day of the first Collection Period following the discovery). In consideration of the purchase of the Receivable, the Depositor shall remit the related Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3), in the manner specified in Section 4.4. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Noteholders or the Certificateholders with respect to a breach of the Depositor's representations and warranties pursuant to Section
2.2 shall be to require the Depositor to repurchase such Receivables pursuant to this Section 2.3. The obligation of the Depositor to repurchase under this
Section 2.3 shall not be solely dependent upon the actual knowledge of the Depositor of any breached representation or warranty. None of the Owner Trustee, the Indenture Trustee or the Securities Administrator shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section
2.3 or the eligibility of any Receivable for purposes of this Agreement.

     For the avoidance of doubt, nothing in this Section shall preclude the Depositor from enforcing the obligation of Ford Credit under the Ford Credit Receivables Purchase Agreement


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or the Master Servicer from enforcing the obligation of Ford Credit under the Ford Credit Acknowledgment, to repurchase any Receivable, the Issuer's interest in which is materially and adversely affected by the breach, as of such last day (or, at the Depositor's option, the last day of the first Collection Period following the discovery of such breach). The Depositor shall remit the related Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3) in the manner specified in Section 4.4; provided, however, that if the Depositor shall have previously remitted the Purchase Amount pursuant to the immediately preceding paragraph, the Depositor shall be entitled to retain for its own account the Purchase Amount collected from Ford Credit. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Noteholders or the Certificateholders with respect to a breach of Ford Credit's representations and warranties in respect of a Receivable sold by it pursuant to the related Receivables Purchase Agreement shall be Ford Credit's repurchase of such Receivable in accordance with the related Receivables Purchase Agreement.

     Each of the Depositor, the Master Servicer, the Issuer and the Owner Trustee shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of any of the representation and warranties made with respect to the Receivables in any of the Purchase and Sale Agreements. The Master Servicer shall notify the applicable Responsible Party of its repurchase obligation. Unless the breach shall have been cured by the last day of the second Collection Period following written notice to the Master Servicer of such breach, the Master Servicer, on behalf of the Issuer, shall enforce the obligation of Responsible Party to repurchase any applicable Receivable, the Issuer's interest in which is materially and adversely affected by the breach, as of such last day. The Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3) from such purchase shall be remitted in the manner specified in Section 4.4. None of the Owner Trustee, the Depositor, the Master Servicer, the Issuer, the Indenture Trustee or the Securities Administrator shall have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 2.3 or the eligibility of any Receivable for purposes of this Agreement.

     SECTION 2.4 Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer, upon the execution and delivery of this Agreement, hereby revocably appoints the Master Servicer, and the Master Servicer hereby accepts such appointment, to act as the agent of the Issuer and the Indenture Trustee as custodian of the following documents or instruments, which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer pursuant to the Indenture, with respect to each Receivable:

          (i) The original executed Receivable or, if no such original exists, a copy thereof.

          (ii) The original credit application fully executed by the Obligor or a photocopy thereof or a record thereof on a computer file, diskette or on microfiche.

          (iii) The original certificate of title or such documents that the Master Servicer or the Depositor shall keep on file, in accordance with its or the related Receivables


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     Servicer's customary procedures, evidencing the first priority perfected security interest of the related Seller in the Financed Vehicle.

          (iv) Any and all other documents (including any computer file, diskette or microfiche) that the Master Servicer or the related Receivables Servicer shall keep on file, in accordance with its or the related Receivables Servicer's customary procedures, relating to a Receivable, an Obligor (to the extent relating to a Receivable), or a Financed Vehicle.

     The Master Servicer acknowledges that it holds the documents and instruments relating to the Receivables for the benefit of the Issuer and the Indenture Trustee. The Issuer and the Indenture Trustee shall have no responsibility to monitor the Master Servicer's performance as custodian and shall have no liability in connection with the Master Servicer's performance of such duties hereunder.

     SECTION 2.5 Duties of Master Servicer as Custodian.

     (a) Safekeeping. The Master Servicer (or the related Receivables Servicer on its behalf) shall hold the Receivable Files for the benefit of the Issuer and the Indenture Trustee and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Master Servicer and the Issuer to comply with the terms and conditions of this Agreement and the Indenture Trustee to comply with the terms and conditions of the Indenture. In performing its duties as custodian, the Master Servicer shall act with reasonable care, using that degree of skill and attention that the Master Servicer (or the related Receivables Servicer) exercises with respect to the receivable files relating to all comparable automotive receivables that the Master Servicer (or such Receivables Servicer) services for itself or others. The Master Servicer shall enable the Issuer or the Indenture Trustee to identify all Receivables Files and such related accounts, records and computer systems and verify the accuracy of the Master Servicer's record keeping. The Master Servicer shall promptly report to the Issuer and the Indenture Trustee in writing any failure on its part to hold the Receivable Files and maintain its accounts, records, and computer systems as herein provided and shall promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Owner Trustee or the Indenture Trustee of the Receivable Files.

     (b) Maintenance of and Access to Records. The Master Servicer shall maintain each Receivable File at its (or the related Receivables Servicer's) offices specified in Schedule B to this Agreement, or at such other office as shall be specified to the Issuer and the Indenture Trustee by 30 days' prior written notice. The Master Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys, or auditors, the Receivable Files and the related accounts, records and computer systems maintained by the Master Servicer upon reasonable notice during normal business hours as the Issuer or the Indenture Trustee shall reasonably request, which does not unreasonably interfere with the Master Servicer's (or the related Receivables Servicer's) normal operations.

     (c) Release of Documents. Upon written instructions from the Indenture Trustee, the Master Servicer shall release or cause to be released any document in the Receivable Files to the


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Indenture Trustee, the Indenture Trustee's agent or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may reasonably designate, as soon as is reasonably practicable, to the extent it does not unreasonably interfere with the Master Servicer's normal operations. The Master Servicer shall not be responsible for any loss occasioned by the failure of the Indenture Trustee or its agent or designee to return any document or any delay in doing so.

     SECTION 2.6 Instructions; Authority to Act. All instructions from the Indenture Trustee shall be in writing and signed by an Authorized Officer of the Indenture Trustee, and the Master Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of such written instructions.

     SECTION 2.7 Custodian's Indemnification. The Master Servicer, as custodian, shall indemnify the Issuer, the Owner Trustee and the Indenture Trustee for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred, or asserted against the Issuer, the Owner Trustee or the Indenture Trustee as the result of any improper act or omission in any way relating to the maintenance and custody by the Master Servicer as custodian of the Receivable Files, subject to and in accordance with Section 6.4 hereof; provided, however, that the Master Servicer shall not be liable (i) to the Issuer for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer, (ii) to the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer and (iii) to the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith, or negligence of the Indenture Trustee, the Owner Trustee or the Issuer.

     SECTION 2.8 Effective Period and Termination. The Master Servicer's appointment as custodian shall become effective as of the Closing Date, and shall continue in full force and effect until terminated pursuant to this
Section 2.8. If U.S. Bank National Association, shall resign as Master Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of the Master Servicer shall have been terminated under
Section 7.1, the appointment of the Master Servicer as custodian hereunder may be terminated by the Indenture Trustee or by the holders of Notes evidencing not less than a majority of the principal amount of the Notes Outstanding (or if no Notes are Outstanding, by holders of Certificates evidencing Certificate Percentage Interests aggregating at least 51%), in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Master Servicer under Section 7.1. As soon as practicable after any termination of such appointment, the Master Servicer shall deliver to the Indenture Trustee or the Indenture Trustee's agent any Receivable Files and the related accounts and records maintained by the Master Servicer at such place or places as the Indenture Trustee may reasonably designate. Notwithstanding the foregoing, after any termination of the rights and obligations of the Master Servicer under this Agreement, each Receivables Servicer, unless the rights and obligations of such Receivables Servicer have been terminated pursuant to the terms and conditions of its Receivables Servicing Agreement, shall maintain custody of the related Receivables and the related accounts and records maintained by it pursuant to the applicable Receivables Servicing Agreement(s).


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     SECTION 2.9 Representations and Warranties as to the Security Interest of
the Issuer in the Receivables. The Depositor makes the following representations and warranties to the Issuer. The representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date, and shall survive the sale of the Trust Property to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a) This Agreement creates a valid and continuing security interest (as defined in the UCC) in the Receivables in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Depositor.

     (b) The Receivables constitute "tangible chattel paper" within the meaning of Article 9 of the UCC.

     (c) Immediately prior to its transfer to the Issuer, the Depositor owned and had good and marketable title to the Receivables free and clear of any lien, claim or encumbrance of any Person.

     (d) The Depositor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Receivables granted to the Issuer hereunder. Each such financing statement will contain a statement to the following effect "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer and its assigns."

     (e) Other than the security interest granted to the Issuer pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Issuer hereunder or that has been terminated. The Depositor is not aware of any judgment or tax lien filings against it.

     (f) The Master Servicer (or the Receivables Servicers) as custodian for the Issuer has in its possession all original copies of the contracts that constitute or evidence the Receivables. The contracts that constitute or evidence the Receivables do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Issuer.

     Each of the parties hereto agrees that it shall not waive any of the foregoing representations and warranties.

                                 ARTICLE III

        ADMINISTRATION AND SERVICING OF RECEIVABLES AND TRUST PROPERTY

     SECTION 3.1 Duties of Master Servicer. The Master Servicer shall manage, service, administer and make collections on the Receivables with reasonable care, using that degree of


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skill and attention that the Master Servicer (or the related Receivables
Servicer) exercises with respect to all comparable new and used automobile, light-duty truck, sports utility vehicle and motorcycle receivables that it (or such Receivables Servicer) services for itself. The Master Servicer's duties shall include collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, reporting tax information to Obligors, accounting for collections, furnishing (or causing to be furnished) monthly and annual statements to the Owner Trustee, the Indenture Trustee and the Securities Administrator with respect to distributions and preparing (or causing to be prepared) the tax returns of the Trust in accordance with Section 5.06 of the Trust Agreement. The Master Servicer shall follow its (or the related Receivables Servicer's) customary standards, policies and procedures in performing its duties as Master Servicer. Without limiting the generality of the foregoing, the Master Servicer is hereby (and each Receivables Servicer pursuant to its Receivables Servicing Agreement is thereby) authorized and empowered to execute and deliver, on behalf of itself (the Master Servicer, in the case of a Receivables Servicer), the Issuer, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Noteholders, the Certificateholders, or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Vehicles securing such Receivables. If the Master Servicer (or the related Receivables Servicer) shall commence a legal proceeding to enforce a Receivable, the Issuer (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Master Servicer (or the related Receivables Servicer). If in any enforcement suit or legal proceeding it shall be held that the Master Servicer (or the related Receivables Servicer) may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, the Master Servicer, on behalf of the Issuer, shall, at the Master Servicer's expense and direction (or, to the extent permitted in the related Receivables Servicing Agreement, the related Receivables Servicer's expense and direction), take steps to enforce the Receivable, including bringing suit in its name or the names of the Indenture Trustee, the Issuer, the Noteholders, the Certificateholders, or any of them. The Issuer shall furnish the Master Servicer (or the related Receivables Servicer) with any powers of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder.

     It is hereby acknowledged that the Master Servicer has engaged Ford Credit under the Ford Credit Servicing Agreements, SST under the E-Loan Servicing Agreement, Onyx under the Onyx Servicing Agreement and Capital One Auto Finance under the Capital One Servicing Agreement and MLBUSA as Administrator. The Master Servicer shall promptly notify each Rating Agency of any material amendment to any Receivables Servicing Agreement. The Issuer and the Master Servicer shall permit Ford Credit to repurchase Liquidated Receivables (as defined in the Ford Credit Servicing Agreements) under Section
3.8 of the Ford Credit Servicing Agreements in return for the Deferred Repurchase Amount (as defined in the Ford Credit Servicing Agreements). The Master Servicer shall enforce the obligations of each Receivables Servicer under the related Receivables Servicing Agreement in all material respects until such Receivables Servicing Agreement has been terminated in accordance with its terms.

     SECTION 3.2 Collection of Receivable Payments. The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the


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Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable new and used automobiles, light-duty trucks, sports utility vehicles and motorcycle receivables that it services for itself. The Master Servicer shall not change the amount of, change the annual percentage rate of or extend any Receivable or change any material term of a Receivable, except as provided by the terms of the Receivable or of this Agreement or as required by law or court order, except that the Master Servicer may permit a Receivables Servicer to grant extensions, rebates or adjustments to the extent permitted in the related Receivables Servicing Agreement; provided, however, that the Master Servicer may extend any Receivable that is in default or with respect to which default is reasonably foreseeable and that would be acceptable to the Master Servicer with respect to comparable new and used automobiles, light-duty trucks, sports utility vehicles and motorcycle receivables that it (or the related Receivables Servicer) services for itself, if the maturity of such Receivable will not be extended beyond June 14, 2011. If, as a result of inadvertently rescheduling or extending payments, such rescheduling or extension breaches any of the terms of the proviso to the preceding sentence, then the Master Servicer shall be obligated to purchase such Receivable pursuant to Section
3.6. For the purpose of such purchases pursuant to Section 3.6, notice shall be deemed to have been received by the Master Servicer at such time as shall make purchase mandatory as of the last day of the Collection Period during which the discovery of such breach occurred.

     SECTION 3.3 Realization Upon Receivables. On behalf of the Issuer, the Master Servicer shall use reasonable efforts, consistent with its (or the related Receivables Servicer's) customary standards, policies and procedures, to repossess or otherwise convert the ownership of the Financed Vehicle securing any Receivable as to which the Master Servicer shall have determined to be a Defaulted Receivable or otherwise (and shall identify any such Defaulted Receivable in writing to the Indenture Trustee and the Securities Administrator no later than the Determination Date following the Collection Period in which the Master Servicer shall have made such determination). The Master Servicer shall follow such customary standards, policies and procedures as it (or the related Receivables Servicer) shall deem necessary or advisable in its servicing of comparable receivables, which may include selling the Financed Vehicle at public or private sale. The Master Servicer shall be entitled to recover from proceeds all reasonable expenses incurred by it in the course of converting the Financed Vehicle into cash proceeds. The Liquidation Proceeds (net of such expenses) realized in connection with any such action with respect to a Receivable shall be deposited by the Master Servicer into the Collection Account in the manner specified in Section 4.2 and shall be applied to reduce (or to satisfy, as the case may be) the Purchase Amount of the Receivable, if such Receivable is to be repurchased by the Depositor or a Responsible Party pursuant to Section 2.3 or is to be purchased by the Master Servicer pursuant to Section 3.6 or by the Administrator pursuant to Sections 2(b)(A) or 2(d) of the Administration Agreement. The foregoing shall be subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Master Servicer shall not be required to expend funds in connection with the repair or the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession will increase the Liquidation Proceeds by an amount greater than the amount of such expenses.

     SECTION 3.4 Maintenance of Security Interests in Financed Vehicles. The Master Servicer shall, in accordance with its (or the related Receivables Servicer's) customary procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Issuer hereby authorizes the Master Servicer to take such steps as are necessary to re-perfect such security interest on behalf of the Issuer and the Indenture Trustee in the event of the relocation of a Financed Vehicle or for any other reason, in either case when the Master Servicer has knowledge of the need for such re-perfection. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which the Financed Vehicle is located, to transfer to the Issuer a perfected security interest in the related Financed Vehicle, the Master Servicer hereby agrees that the Receivables Servicer's listing as the secured party on the certificate of title is deemed to be in its capacity as agent of the Issuer and the Indenture Trustee and further agrees to hold such certificate of title as the agent and custodian of the Issuer and the Indenture Trustee; provided that the Master Servicer shall not, nor shall the Issuer or the Indenture Trustee have the right to require that the Master Servicer, make any such notation on the related Financed Vehicles' certificate of title or fulfill any such additional administrative requirement of the laws of the state in which such Financed Vehicle is located.

     SECTION 3.5 Covenants of Master Servicer. The Master Servicer shall not
(i) release the Financed Vehicle securing each such Receivable from the security interest granted by such Receivable in whole or in part except in the event of payment in full by or on behalf of the Obligor thereunder, (ii) impair the rights of the Issuer in the Receivables or (iii) increase the number of payments under a Receivable, increase the Amount Financed under a Receivable or extend or forgive payments on a Receivable, except as provided in Section 3.2. In the event that at the end of the scheduled term of any Receivable the outstanding principal amount thereof is such that the final payment to be made by the related Obligor is larger than the regularly scheduled payment of principal and interest made by such Obligor, the Master Servicer may permit such Obligor to pay such remaining principal amount in more than one payment of principal and interest; provided that the last such payment shall be due on or prior to the last Business Day of the Collection Period immediately preceding the month in which the Class C Final Scheduled Payment Date occurs.

     SECTION 3.6 Purchase of Receivables Upon Breach. (a) The Master Servicer, the Depositor or the Owner Trustee, as the case may be, promptly shall inform the other parties to this Agreement, in writing, upon the discovery of any breach pursuant to Section 3.2, 3.4 or 3.5. Unless the breach shall have been cured by the last day of the second Collection Period following such discovery (or, at the Master Servicer's election, the last day of the first following Collection Period), the Master Servicer shall purchase any Receivable materially and adversely affected by such breach (which shall include any Receivable as to which a breach of Section 3.5 has occurred) at the related Purchase Amount (less any Liquidation Proceeds deposited, or to be deposited, in the Collection Account with respect to such Receivable pursuant to Section 3.3). In consideration of the purchase of such Receivable, the Master Servicer shall remit the Purchase Amount in the manner specified in Section 4.4. The sole remedy of the Issuer, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Noteholders or the Certificateholders with respect to a breach pursuant to Section 3.2, 3.4 or 3.5 shall be to require the Master Servicer to purchase Receivables pursuant to this Section 3.6, subject to Section 2(b)(A) of the Administrator Agreement. In addition, the Master Servicer, consistent with the exercise of its duty to enforce the obligations of the Receivables Servicers relating to the servicing of the Receivables under the respective Receivables Servicing Agreements, shall enforce the respective repurchase obligations of the Receivables Servicers under the terms of the Receivables Servicing Agreements.

     (b) With respect to all Receivables purchased pursuant to this Section 3.6, the Issuer shall assign to the Master Servicer, without recourse, representation or warranty, all of the Issuer's right, title and interest in and to such Receivables and all security and documents relating thereto.

     SECTION 3.7 Servicer Fees. The Master Servicer shall be entitled to the Servicing Fee, which shall be payable as provided in Section 8.2 of the Indenture. It is acknowledged and agreed that (i) the Receivables Servicer Servicing Fee will be paid to the Receivables Servicers (including any successor sub-Servicer thereto) from the Collections on the related Receivables and (ii) if the Master Servicer becomes a direct servicer of Receivables in place of any Receivables Servicer (or any successor sub-Servicer thereto), the Master Servicer shall receive the related Receivables Servicer Servicing Fee.

     SECTION 3.8 Investor Report. The Master Servicer will compile the information submitted by the Receivables Servicers, and deliver such information to the Securities Administrator. On or prior to the Determination Date for each Payment Date, the Securities Administrator shall deliver to the Depositor, the Owner Trustee, each Note Paying Agent and Certificate Paying Agent and the Indenture Trustee, with a copy to the Rating Agencies, an investor report containing all information (including all specific dollar amounts) necessary to make the transfers and distributions pursuant to Section
8.2 of the Indenture for the Collection Period preceding the date of such investor report (the "Investor Report") and the written statements to be furnished by the Owner Trustee to the Certificateholders pursuant to Section
4.7 hereof and by the Securities Administrator to the Noteholders pursuant to
Section 4.7 hereof and Section 7.4 of the Indenture. Receivables purchased or to be purchased by the Master Servicer, the Depositor, the Seller, the Administrator, a Responsible Party or a Receivables Servicer shall be identified by the Master Servicer by the Seller's account number with respect to such Receivable (as specified in the Schedule of Receivables).

     SECTION 3.9 Annual Statement as to Compliance; Notice of Event of Servicing Termination. (a) The Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Securities Administrator and each Rating Agency on or before March 15 of each year beginning March 15, 2006, an Officer's Certificate, dated as of December 31 of the preceding calendar year, stating that (i) a review of the activities of the Master Servicer during the preceding 12-month period (or such shorter period in the case of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Master Servicer shall also forward to each such party such similar certifications as it receives from each Receivables Servicer.

     (b) The Master Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency promptly after having obtained actual knowledge thereof, but in no event later than five (5) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become an Event of Servicing Termination under Section 7.1 or a default under any Receivables Servicing Agreement.

     SECTION 3.10 Annual Independent Certified Public Accountant's Report. The Master Servicer shall cause one or more firms of independent certified public accountants, who may also render other services to the Master Servicer, the Seller, the Depositor or any Receivables Servicer, to deliver to the Owner Trustee and the Indenture Trustee on or before March 15 of each year beginning March 15, 2006 with respect to the twelve months ended on the immediately preceding December 31 (or such shorter period in the case of the first such report) a report to the effect that such firm has examined the new and used automobile, light-duty truck, sports utility vehicle and motorcycle receivable servicing functions of the Master Servicer (or a Receivables Servicer under the related Receivables Servicer Agreement, as applicable, as determined in the sole discretion of the Master Servicer) for such period, including the applicable party's procedures and records relating to such party's servicing of the Receivables under this Agreement (or the related Receivables Servicing Agreement, as applicable) and that, on the basis of such examination, such firm states, or attests the assertion by the applicable party, that the applicable servicing by such party has been conducted during such period in compliance with this Agreement (or the related Receivables Servicing Agreement, as applicable) except for (a) such exceptions as such firm believes to be immaterial and (b) such other exceptions as shall be set forth in such firm's report. In the sole discretion of the Master Servicer any such report may instead be in a form then required under the applicable rules under the Securities Exchange Act or 1934, as amended.

     The report will also indicate, to the extent applicable, that the firm is independent of the Master Servicer (or a Receivables Servicer, as applicable) within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     The Master Servicer shall also forward to the Owner Trustee and the Indenture Trustee such similar reports as it receives with respect to each Receivables Servicer.

     SECTION 3.11 Access to Certain Documentation and Information Regarding Receivables. In each case subject to the Master Servicer's rights to access under the related Receivables Servicing Agreement, the Master Servicer shall cause each Receivables Servicer, pursuant to the terms of the applicable Receivables Servicing Agreement, to provide to the Certificateholders, the Indenture Trustee and the Noteholders access to the Receivable Files without charge, but only upon reasonable request and during the normal business hours at the offices of the Master Servicer or the respective offices of the Receivables Servicers, as applicable. Nothing in this Section 3.11 shall affect the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Master Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section 3.11.

     SECTION 3.12 Master Servicer Expenses. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees, expenses (including counsel fees and expenses) and disbursements of the independent accountants, taxes imposed on the Master Servicer, other than (i) out-of-pocket expenses incurred in connection with the enforcement of any Receivables Servicing Agreement, (b) out-of-pocket expenses incurred in connection with the termination of any Receivables Servicer and the assumption of servicing obligations with respect to the related Receivables, (c) out-of-pocket expenses incurred to correct servicing errors committed by a terminated Receivables Servicer, and (d) out-of-pocket expenses incurred on behalf of the Issuer, including the maintenance of licenses pursuant to Section 3.15 hereof and Section 3.6(b) of the Indenture.

     SECTION 3.13 Insurance. The Master Servicer, in accordance with the customary servicing procedures and underwriting standards, of the applicable Receivables Servicer pursuant to the related Receivables Servicing Agreement, shall cause each Receivables Servicer, pursuant to the terms of the applicable Receivables Servicing Agreement, to require that each Obligor shall have obtained and shall maintain comprehensive and collision insurance covering the related Financed Vehicle as of the execution of the Receivable.

     SECTION 3.14 Securities Exchange Act of 1934. Within 15 days after each Payment Date, the Master Servicer shall, on behalf of the Trust and in accordance with industry standards, file with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR), a Form 8-K with a copy of the Investor Report for such Payment Date as an exhibit thereto. Prior to March 30, 2006 (and, if applicable, prior to March 30 of each subsequent year), the Master Servicer shall, on behalf of the Trust and in accordance with industry standards, file with the Commission via EDGAR a Form 10-K with respect to the Trust. In addition, the Master Servicer will cause its senior officer in charge of securitization to execute the certification, in substantially the form attached hereto as Appendix B (the "Form 10-K Certification") required pursuant to Section 302 and Rule 13a-14 under the Exchange Act and to file the same with the Commission prior to March 30, 2006 (and, if applicable, prior to March 30 of each subsequent year), together with the Officer's Certificate and report required pursuant to Section 3.9 and 3.10, each modified to the extent necessary to comply with the rules of the Commission applicable thereto. To the extent any information or exhibits required to be included in the Form 10-K are not timely received by the Master Servicer prior to March 31, the Master Servicer shall, on behalf of the Trust, file one or more amended Form 10-K's to include such missing information or exhibits promptly after receipt thereof by the Master Servicer, together with a duly completed Form 12b-25. Promptly following the first date legally permissible under applicable regulations and interpretations of the Commission, the Master Servicer shall, on behalf of the Trust and in accordance with industry standards, file with the Commission via EDGAR a Form 15 Suspension Notification with respect to the Trust, if applicable. The Master Servicer shall indemnify and hold harmless the Depositor, the Issuer, the Indenture Trustee, the Securities Administrator and their respective officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Master Servicer's obligations under this Section 3.14 or the Master Servicer's negligence, bad faith or willful misconduct in connection therewith.

     SECTION 3.15 Licenses. The Master Servicer shall maintain, on behalf of the Issuer, the Issuer's license as a sales finance company in the states of Maryland and Pennsylvania as set forth in Section 3.4 of the Indenture.

                                  ARTICLE IV

        DISTRIBUTIONS; STATEMENTS TO NOTEHOLDERS AND CERTIFICATEHOLDERS

     SECTION 4.1 Accounts. (a) Prior to the Closing Date there shall have been established a deposit account pursuant to which (i) the E-Loan Servicer shall deposit collections on the E-Loan Receivables, as more specifically described in the E-Loan Servicing Agreement, (ii) the Ford Credit Servicer shall deposit collections on the Ford Credit Receivables, as more specifically described in the Ford Credit Servicing Agreements, (iii) the Onyx Servicer shall deposit collections on the Onyx Receivables, as more specifically described in the Onyx Servicing Agreement, and (iv) the Capital One Servicer shall deposit collections on the Capital One Receivables, as more specifically described in the Capital One Servicing Agreement. The foregoing deposit account was established and shall initially be maintained with the Depository Institution. On or prior to each Payment Date, the Master Servicer shall instruct the Depository Institution to withdraw from such deposit account for deposit into the Collection Account the Available Collections for the related Collection Period. All monies owned by the Trust deposited from time to time in the foregoing deposit account shall be held by the Depository Institution for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Issuer and as part of the Trust Property; provided, however, that all monies owned by third parties deposited from time to time in the foregoing deposit account shall not be so held and shall not be available for deposit into the Collection Account and shall not be available to make payments in respect of the Notes or the Certificates.

     (b) The Master Servicer shall, prior to the Closing Date, cause to be established and maintained an Eligible Deposit Account in the name "U.S. Bank National Association, on behalf of HSBC Bank USA, National Association as Indenture Trustee and as secured party with respect to Merrill Auto Trust Securitization 2005-1", initially at the corporate trust department of the Securities Administrator, which shall be designated as the "Collection Account". The Collection Account shall be under the sole dominion and control of the Indenture Trustee; provided, that the Master Servicer and/or relevant Depository Institution may make deposits to, and the Indenture Trustee and the Securities Administrator may (following written instruction of the Master Servicer) make withdrawals from, the Collection Account in accordance with the terms of the Basic Documents. In addition, the Collection Account shall be established and maintained at an institution which agrees in writing that for so long as the Notes are outstanding it will comply with entitlement orders (as defined in Article 8 of the UCC) originated by the Indenture Trustee without further consent of the Issuer. All monies deposited from time to time in the Collection Account shall be held by the Securities Administrator on behalf of the Indenture Trustee as secured party for the benefit of the Noteholders and, after payment in full of the Notes, as agent of the Issuer and as part of the Trust Property. All deposits to and withdrawals from the Collection Account shall be made only upon the terms and conditions of the Basic Documents.

     All amounts held in the Collection Account shall, to the extent permitted by applicable law, rules and regulations, be invested, as directed in writing by the Master Servicer, by the depository institution or trust company then maintaining the Collection Account in specified Permitted Investments that mature not later than the Business Day immediately prior to the Payment Date (or if the Rating Agency Condition is satisfied, not later than such Payment
Date) for the Collection Period to which such amounts relate and such Permitted Investments shall be held to maturity. Neither the Indenture Trustee nor the Securities Administrator shall be liable for investment losses in Permitted Investments made in accordance with directions from the Master Servicer. In the event that the Collection Account is no longer to be maintained at the corporate trust department of the Securities Administrator, the Master Servicer shall, with the Indenture Trustee's or Issuer's assistance as necessary, cause an Eligible Deposit Account to be established as the Collection Account within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent). The Master Servicer shall not be required to invest amounts representing Available Collections for a Payment Date that are deposited into the Collection Account on or after the Business Day immediately preceding the related Payment Date.

     (c) The Master Servicer shall, prior to the Closing Date, establish and maintain an administrative subaccount within the Collection Account, which subaccount shall be designated as the "Principal Distribution Account". The Principal Distribution Account is established and maintained solely for administrative purposes.

     (d) The Master Servicer shall, prior to the Closing Date, cause an Eligible Deposit Account to be established and maintained, in the name "Merrill Auto Trust Securitization 2005-1 Certificate Distribution Account", initially at the corporate trust department of the Securities Administrator, which shall be designated as the "Certificate Distribution Account". The Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee. All monies deposited from time to time in the Certificate Distribution Account pursuant to this Agreement and the Indenture shall be held by the Owner Trustee as part of the Trust Property and shall be applied as provided in the Basic Documents. In the event that the Certificate Distribution Account is no longer to be maintained at the corporate trust department of the Securities Administrator, the Master Servicer shall cause an Eligible Deposit Account to be established as the Certificate Distribution Account within ten (10) Business Days (or such longer period not to exceed thirty (30) calendar days as to which each Rating Agency may consent) and shall give written notice of the location and account number of such account to the Owner Trustee.

     SECTION 4.2 Collections. (a) With respect to each Receivables Servicer other than Ford Credit, the Receivables Servicer is obligated, subject to the terms of the related Receivables Servicing Agreement, to remit to the related Deposit Account (i) all payments by or on behalf of the Obligors on the related Receivables (but excluding Purchased Receivables) and (ii) all Liquidation Proceeds in respect of the related Receivables, both as collected during the Collection Period, as follows: (x) with respect to the E-Loan Servicer, within three Business Days of receipt thereof, (y) with respect to the Onyx Servicer, within two Business Days of receipt and identification thereof and (z) with respect to the Capital One, within two Business Days of receipt and identification thereof.

     (b) Ford Credit is obligated, subject to the terms of the Ford Credit Servicing Agreements, to remit to the Ford Credit Deposit Account (i) all payments by or on behalf of the Obligors on the Ford Credit Receivables (but excluding payments in respect of Purchased Receivables), (ii) all amounts received from whatever source representing payment of the Deferred Repurchase Amount (as defined in the Ford Credit Servicing Agreements) for any Liquidated Receivables and (iii) partial prepayments representing any refunded item included in the principal balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment that causes a reduction in the Obligor's periodic payment to an amount below the scheduled payment as described in the Ford Credit Servicing Agreements, all as collected during the Collection Period, within two Business Days of receipt thereof.

     (c) Notwithstanding the provisions of Section 4.2(b), Ford Credit shall be permitted to remit the collections described above received during a Collection Period to such deposit account on the related Payment Date but only for so long as the Monthly Remittance Condition (as defined in the related Receivables Servicing Agreement) is satisfied. Unless the Rating Agency Condition has been satisfied, the Master Servicer shall not otherwise consent to monthly remittances by Ford Credit under the related Receivables Servicing Agreement. None of the Owner Trustee, the Indenture Trustee or the Securities Administrator shall be deemed to have knowledge of any event or circumstance in the definition of Monthly Remittance Condition that would require remittance by a Receivables Servicer to such deposit account within two Business Days of receipt as aforesaid unless the Owner Trustee, the Indenture Trustee or the Securities Administrator has received written notice of such event or circumstance from the Master Servicer in an Officer's Certificate, or from the holders of Notes evidencing not less than 25% of the principal amount of the Notes Outstanding, or from the holders of Certificates evidencing Certificate Percentage Interests aggregating at least 51%, or an Authorized Officer in the Corporate Trust Office with knowledge hereof or familiarity herewith has actual knowledge of such event or circumstance. For purposes of this Article IV the phrase "payments by or on behalf of Obligors" shall mean payments made by Persons other than the Master Servicer or by other means.

     SECTION 4.3 Application of Collections. For the purposes of this Agreement, as of the close of business on the last day of each Collection Period, all collections for the Collection Period with respect to each Receivable (other than a Purchased Receivable) shall be applied in accordance with the customary practices of the related Receivables Servicer or, if such Receivables Servicer is no longer engaged by the Master Servicer, the customary practice of the Master Servicer.

     SECTION 4.4 Additional Deposits. The Depositor and the Master Servicer shall deposit in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables pursuant to Sections 2.3 and 3.6, respectively, the Administrator shall deposit in the Collection Account, the aggregate Purchase Amount with respect to Purchased Receivables pursuant to Sections 2(b)(A) or 2(d) of the Administration Agreement and the Master Servicer shall deposit therein all amounts to be paid under Section 8.1. All such deposits with respect to a Collection Period shall be made, in immediately available funds, on the Business Day preceding the Payment Date related to such Collection Period.

     SECTION 4.5 Distributions. On each Payment Date, the Securities Administrator shall make withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of Available Collections for such Payment Date, in the manner and order of priority set forth in
Section 8.2 of the Indenture.

     SECTION 4.6 Net Deposits. Remittances pursuant to Sections 4.2 and 4.4 may be made net of the Aggregate Servicing Fee. Nonetheless, the Master Servicer shall account for all of the above described remittances and distributions in the Investor Report as if the amounts were deposited and/or transferred separately.

     SECTION 4.7 Statements to Noteholders and Certificateholders. No later than five Business Days prior to each Payment Date, the Master Servicer shall provide to the Securities Administrator the information necessary to create the Investor Report. On the Payment Date the Securities Administrator shall provide to the Indenture Trustee, the Rating Agencies, the Counterparties and each Note Paying Agent and make available to each Noteholder of record as of the most recent Record Date and to the Owner Trustee for the Owner Trustee to make available to each Certificateholder of record as of the most recent Record Date the Investor Report, setting forth for the Collection Period relating to such Payment Date the following information as to the Notes and the Certificates to the extent applicable:

          (i) the amount of such distribution allocable to principal allocable to each Class of Notes and to the Certificates;

          (ii) the amount of such distribution allocable to interest allocable to each Class of Notes and the Certificates;

          (iii) the Pool Balance as of the close of business on the last day of the preceding Collection Period;

          (iv) the amount of the Servicing Fee paid to the Master Servicer with respect to the related Collection Period and the amount of any unpaid Servicing Fees and the change in such amount from that of the prior Payment Date;

          (v) the aggregate Receivables Servicing Fee Rate for the related Collection Period for all Receivables;

          (vi) the amounts of the Class A Noteholders' Interest Carryover Shortfall, the Class B Noteholders' Interest Carryover Shortfall and the Class C Noteholders' Interest Carryover Shortfall, if any, on such Payment Date and the change in such amounts from the preceding Payment Date;

          (vii) the aggregate outstanding principal amount of each Class of Notes and the Note Pool Factor for each Class of Notes;

          (viii) the amount of any previously due and unpaid payment of principal of each Class of Notes, and the change in such amount from that of the prior Payment Date;

          (ix) Annualized Average Monthly Net Loss Rate;

          (x) the aggregate Purchase Amount of Receivables repurchased by the Depositor, the Seller, the Administrator, a Responsible Party or a Receivables Servicer, or purchased by the Master Servicer, if any, with respect to the related Collection Period;

          (xi) the aggregate amount of Defaulted Receivables;

          (xii) the Available Collections for the related Collection Period (with each of the separate components as set forth in clauses (i) though
     (viii) of the definition of "Available Collections" separately stated);

          (xiii) the Class A-2b Rate, the Class A-4 Rate, the Class B Rate and the Class C Rate for the related Payment Date and, to the extent it has been determined at the time such report is issued, for the following Payment Date; and

          (xiv) any Net Swap Receipt payable by the Issuer on such Payment Date and any Net Swap Payment due on such Payment Date.

     In addition, such statements may be posted by the Securities
Administrator on its website at www.usbank.com/abs.

     Each amount set forth on the Payment Date statement pursuant to clauses
(i), (ii), (iv), (v) and (vii) above shall be expressed as a dollar amount per $1,000 of original principal amount of a Note or original Certificate Balance of a Certificate, as applicable.

                                  ARTICLE V

                                 THE DEPOSITOR

     SECTION 5.1 Representations, Warranties and Covenants of Depositor. The Depositor makes the following representations and warranties on which the Issuer is deemed to have relied in acquiring the Trust Property. The representations and warranties speak as of the execution and delivery of this Agreement and shall survive the conveyance of the Trust Property by the Depositor to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

     (a) Organization and Good Standing. The Depositor is a duly formed, validly existing and in good standing under the laws of the State of Delaware, with all corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority, and legal right to acquire and own the Receivables.

     (b) Power and Authority. The Depositor has all corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their terms; the Depositor has full power and authority to sell and assign the property to be sold, and assigned to and deposited, with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been duly authorized, executed and delivered by the Depositor by all necessary corporate action.

     (c) Binding Obligations. This Agreement, when duly executed and delivered by the other parties hereto, constitutes a legal, valid, and binding obligation of the Depositor enforceable against the Depositor in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (d) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Depositor is a party and the fulfillment of the terms hereof and thereof do not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Depositor is a party or by which it is bound, (ii) result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument, or (iii) violate any law or, to the best of the Depositor's knowledge, any order, rule, or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties.

     (e) No Proceedings. There are no proceedings or investigations pending, or, to the best of the Depositor's knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, any of the other Basic Documents or the Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities or (iv) relating to the Depositor and which might adversely affect the federal income tax attributes of the Securities.

     SECTION 5.2 Liability of Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement, and hereby agrees to the following:

     (a) The Depositor shall indemnify, defend, and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Noteholders and the Certificateholders from and against any loss, liability or expense incurred by reason of (i) the Depositor's willful misfeasance, bad faith, or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this

Agreement and (ii) the Depositor's violation of federal or State securities laws in connection with the registration or the sale of the Notes or the Certificates.

     (b) Indemnification under this Section 5.2 shall survive the resignation or removal of the Owner Trustee, the Indenture Trustee or the Securities Administrator and the termination of this Agreement and shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Depositor shall have made any indemnity payments pursuant to this Section 5.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Depositor, without interest.

     SECTION 5.3 Merger or Consolidation of, or Assumption of the Obligations of Depositor. Any Person (i) into which the Depositor may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Depositor shall be a party, or (iii) succeeding to the business of the Depositor, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Depositor under this Agreement, will be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide notice of any merger, conversion, consolidation, or succession pursuant to this Section
5.3 to the Rating Agencies, the Owner Trustee, the Indenture Trustee and the Securities Administrator.

     SECTION 5.4 Limitation on Liability of Depositor and Others. The Depositor and any officer or employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

     SECTION 5.5 Depositor May Own Notes or Certificates. The Depositor, and any Affiliate of the Depositor, may in its individual or any other capacity become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Depositor or any such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement and the other Basic Documents, without preference, priority, or distinction as among all of the Notes and Certificates.

     SECTION 5.6 Depositor Certificate of Incorporation. The Depositor shall not amend its certificate of incorporation unless the Rating Agency Condition is satisfied.

                                  ARTICLE VI

                              THE MASTER SERVICER

     SECTION 6.1 Representations of Master Servicer. The Master Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring the Trust

Property. The representations speak as of the execution and delivery of this Agreement and shall survive the conveyance of the Trust Property to the Issuer and the pledge thereof by the Issuer pursuant to the Indenture:

     (a) Organization and Good Standing. The Master Servicer is duly formed, validly existing and in good standing under the laws of the United States, with all power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire, own, sell, and service the Receivables and to hold the Receivable Files as custodian on behalf of the Indenture Trustee.

     (b) Power and Authority. The Master Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their terms; and the execution, delivery, and performance of this Agreement and the other Basic Documents to which it is a party shall have duly authorized, executed and delivered by the Master Servicer by all necessary corporate action.

     (c) Binding Obligations. This Agreement constitutes a legal, valid, and binding obligation of the Master Servicer enforceable in accordance with their terms subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, liquidation or other similar laws and equitable principles relating to or affecting the enforcement of creditors' rights in general and by general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or law.

     (d) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which the Master Servicer is a party and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (i) (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Master Servicer, or conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, or other instrument to which the Master Servicer is a party or by which it shall be bound, (ii) result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument or (iii) violate any law or, to the best of the Master Servicer's knowledge, any order, rule, or regulation applicable to the Master Servicer of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Master Servicer or its properties.

     (e) No Proceedings. There are no proceedings or investigations pending, or to the best of the Master Servicer's knowledge, threatened, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Master Servicer or its properties
(i) asserting the invalidity of this Agreement, any of the other Basic Documents or the Securities, (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement and the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement, any of the other Basic Documents or the Securities, or
(iv) relating to the Master Servicer and which might adversely affect the federal income tax attributes of the Securities.

     (f) Fidelity Bond. The Master Servicer maintains a fidelity bond in such form and amount as is customary for Master Servicers acting as custodian of funds and documents in respect of retail automotive installment sales contracts and loans.

     SECTION 6.2 Indemnities of Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer under this Agreement, and hereby agrees to the following:

     (a) The Master Servicer shall defend, indemnify and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Securities
Administrator, the Noteholders, the Certificateholders and the Depositor from and against any and all costs, expenses, losses, damages, claims and liabilities, arising out of or resulting from the use, ownership or operation by the Master Servicer or any Affiliate thereof of a Financed Vehicle.

     (b) The Master Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Noteholders, the Certificateholders and the Depositor from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance, or bad faith of the Master Servicer in the performance of its duties under this Agreement or any other Basic Document to which it is a party, or by reason of reckless disregard of its obligations and duties under this Agreement or any other Basic Document to which it is a party.

     (c) Indemnification under this Section 6.2 by U.S. Bank National Association (or any successor thereto pursuant to Section 7.2) as Master Servicer, with respect to the period such Person was the Master Servicer, shall survive the termination of such Person as Master Servicer or a resignation by such Person as Master Servicer as well as the termination of this Agreement or the resignation or removal of the Owner Trustee, the Indenture Trustee or the Securities Administrator and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Master Servicer shall have made any indemnity payments pursuant to this Section 6.2 and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Master Servicer, without interest.

     SECTION 6.3 Merger or Consolidation of, or Assumption of the Obligations of Master Servicer. Any Person (i) into which the Master Servicer may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Master Servicer shall be a party or (iii) succeeding to the business of the Master Servicer, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Master Servicer under this Agreement, will be the successor to the Master Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Master Servicer shall provide notice of any merger, conversion, consolidation or succession pursuant to this Section 6.3 to the Rating Agencies, the Indenture Trustee and the Securities Administrator.

     SECTION 6.4 Limitation on Liability of Master Servicer and Others. (a) Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance or bad faith in the performance of duties or by reason of reckless disregard of its obligations and duties under this Agreement, or by reason of negligence in the performance of its duties under this Agreement. The Master Servicer and any director, officer or employee or agent of the Master Servicer may rely in good faith on any Opinion of Counsel or on any Officer's Certificate of the Depositor or certificate of auditors believed to be genuine and to have been signed by the proper party in respect of any matters arising under this Agreement.

     (b) Except as provided in this Agreement, the Master Servicer shall not be under any obligation to appear in, prosecute, or defend any legal action that shall not be incidental to its duties under this Agreement, and that in its opinion may cause it to incur any expense or liability; provided, however, that the Master Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement, the rights and duties of the parties to this Agreement and the interests of the Noteholders and Certificateholders under this Agreement. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Master Servicer shall be entitled to be reimbursed therefor. Any amounts due the Master Servicer pursuant to this subsection shall be payable on a Payment Date from the Available Collections on deposit in the Collection Account only after all payments required to be made on such date to the Noteholders, the Certificateholders, the Owner Trustee, the Indenture Trustee, the Securities Administrator and the Master Servicer have been made.

     (c) The Master Servicer and any director or officer or employee or agent of the Master Servicer shall be indemnified by the Trust and held harmless against any loss, liability, or expense including reasonable attorneys' fees and expenses incurred in connection with any legal action relating to the performance of the Master Servicer's duties under this Agreement, other than
(i) any loss or liability otherwise reimbursable pursuant to this Agreement;
(ii) any loss, liability, or expense incurred solely by reason of the Master Servicer's willful misfeasance, negligence, or bad faith in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties under this Agreement; and (iii) any loss, liability, or expense for which the Issuer is to be indemnified by the Master Servicer under this Agreement. Any amounts due the Master Servicer pursuant to this subsection shall be payable on a Payment Date from the Available Collections on deposit in the Collection Account only after all payments required to be made on such date to the Noteholders, the Certificateholders, the Owner Trustee, the Indenture Trustee and the Securities Administrator have been made.

     (d) The parties acknowledge that the direct servicing and custodianship of the Receivables will initially be conducted by the Receivables Servicers, and that the Master Servicer will not directly service or maintain custody of the Receivables or become obligated to do so unless, with respect to any of the Receivables, the related Receivables Servicer resigns or is terminated under the related Receivables Servicing Agreement and no successor Receivables Servicer is named thereunder. Neither the Master Servicer nor any of the directors or officers or employees or agents of the Master Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders for any action or inaction of the Receivables Servicers and shall not in any way be responsible for the performance of the Receivables Servicers of their servicing or other obligations. The Master Servicer shall, however, acting on behalf of the Trust, enforce the obligations of the Receivables Servicers relating to the servicing and custody of the Receivables under the respective Receivables Servicing Agreements, and in so doing:

          (i) If any Receivables Servicer Termination Event has occurred and is continuing under the related Receivables Servicing Agreement, the Master Servicer shall exercise the rights and powers vested in it by this Agreement and the related Receivables Servicing Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

          (ii) With respect to each Receivables Servicer and the related Receivables Servicing Agreement, except during the continuance of a Receivables Servicer Termination Event with respect to such Receivables
     Servicer:

               (A) the Master Servicer undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Master Servicer; and

               (B) in the absence of bad faith on its part, the Master Servicer may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Master Servicer and, if required by the terms of this Agreement, conforming to the requirements of this Agreement; provided, however, that the Master Servicer shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Agreement.

          (iii) The Master Servicer may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (A) this paragraph does not limit the effect of paragraph (ii) of this Section 6.4(d);

               (B) the Master Servicer shall not be liable for any error of judgment made in good faith by an Authorized Officer unless it is proved that the Master Servicer was negligent in ascertaining the pertinent facts; and

               (C) the Master Servicer shall not be liable with respect to any action it takes or omits to take in good faith in accordance with an Issuer Request given in accordance with the terms of this Agreement or the Indenture.

          (iv) The Master Servicer shall not be charged with knowledge of any Receivables Servicer Termination Event unless either (1) an Authorized Officer shall have actual knowledge of such Receivables Servicer Termination Event or (2) written notice of such Receivables Servicer Termination Event shall have been given to the Master Servicer in accordance with the provisions of this Agreement.

          (v) The Master Servicer may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper Person. The Master Servicer need not investigate any fact or matters stated in any such document.

          (vi) Before the Master Servicer acts or refrains from acting, it may require an Officer's Certificate from the Issuer or an Opinion of Counsel. The Master Servicer shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel.

          (vii) Neither the Master Servicer nor any of its officers, directors, employees or agents shall be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Master Servicer does not constitute willful misconduct, negligence or bad faith.

          (viii) The right of the Master Servicer, with respect to its enforcement of the related Receivables Servicing Agreement, to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Master Servicer shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

          (ix) Anything in this Agreement to the contrary notwithstanding, in no event shall the Master Servicer be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Master Servicer has been advised of the likelihood of such loss or damage and regardless of the form of action.

     SECTION 6.5 Subservicing and Delegation of Duties. The Master Servicer may engage a sub-Servicer to perform some or all of its duties hereunder and may at any time perform specific duties as Master Servicer under this Agreement through sub-contractors; provided that, except as provided in respect to the Receivables Servicers pursuant to Section 6.4(d), no such subservicing, delegation or subcontracting shall relieve the Master Servicer of its responsibilities with respect to such duties, as to all of which the Master Servicer shall remain primarily responsible and the Master Servicer shall be solely responsible for the fees of any such sub-Servicers and sub-contractors.

     SECTION 6.6 Master Servicer Not to Resign as Master Servicer; Resignation and Termination of Receivables Servicers. (a) Subject to the provisions of
Section 6.3, the Master Servicer shall not resign from its obligations and duties under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of the Master Servicer shall be communicated to the Owner Trustee, the Indenture Trustee and the Securities Administrator at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee, the Indenture Trustee and the Securities Administrator concurrently with or promptly after such notice. No such resignation shall become effective until the Securities Administrator (so long as the Person serving as the Securities Administrator is not also the Master Servicer), the Indenture Trustee or a Successor Master Servicer shall have (i) taken the actions required by Section 7.1(b) and (ii) assumed the responsibilities and obligations of the Master Servicer in accordance with Section 7.2.

     (b) The Master Servicer may terminate its Receivables Servicing Agreement with any Receivables Servicer upon the terms and conditions set forth in such agreement. Notwithstanding the foregoing, to the extent that a Receivables Servicing Agreement permits the related Receivables Servicer to resign with the express written consent of the Depositor, the Depositor and Master Servicer hereby agree that they will not grant such consent unless the Rating Agency Condition is satisfied. In the event the Master Servicer terminates Receivables Servicing Agreement, the Master Servicer shall not be responsible for the acts or inaction of the terminated Receivables Servicer, and the Master Servicer shall be entitled to reimbursement for its out-of-pocket expenses incurred in connection with enforcement of the Receivables Servicing Agreement, transition of servicing responsibilities, and correction of servicing errors committed by the terminated Receivables Servicer.

     SECTION 6.7 Master Servicer May Own Notes or Certificates. The Master Servicer, and any Affiliate of the Master Servicer, may, in its individual or any other capacity, become the owner or pledgee of Notes or Certificates with the same rights as it would have if it were not the Master Servicer or an Affiliate thereof, except as otherwise expressly provided herein or in the other Basic Documents. Except as set forth herein or in the other Basic Documents, Notes and Certificates so owned by or pledged to the Master Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Notes and Certificates.

                                 ARTICLE VII

                             SERVICING TERMINATION

     SECTION 7.1 Events of Servicing Termination. (a) If any one of the following events ("Events of Servicing Termination") shall occur and be continuing:

          (i) Any failure by the Master Servicer to deliver to the Owner Trustee, the Indenture Trustee or the Securities Administrator any proceeds or payment required to be so delivered under the terms of the Notes and the Certificates and this Agreement that shall continue unremedied for a period of five (5) Business Days after written notice of such failure is received by the Master Servicer from the Owner Trustee, the Indenture Trustee or the Securities Administrator or after discovery of such failure by an officer of the Master Servicer; or

          (ii) Failure on the part of the Master Servicer duly to observe or to perform in any material respect any other covenants or agreements, as the case may be, set forth in the Notes, the Certificates or in this Agreement, which failure shall (A) materially and adversely affect the rights of Noteholders or Certificateholders and (B) continue unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given
     (1) to the Master Servicer by the Depositor or the Indenture Trustee or
     (2) to the Owner Trustee, the Indenture Trustee, the Securities Administrator and the Master Servicer by the Noteholders of Notes evidencing not less than 25% of the principal amount of the Notes or, if no Notes are outstanding, by holders of Certificates evidencing Certificate Percentage Interests aggregating at least 25%; or

          (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver, or liquidator for the Master Servicer in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings, or for the winding up or liquidation of its respective affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days; or

          (iv) The consent by the Master Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of or relating to the Master Servicer of or relating to substantially all of its property; or the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations or become insolvent;

then the Indenture Trustee shall cause the Securities Administrator to promptly notify each Rating Agency, and in each and every case, so long as an Event of Servicing Termination shall not have been remedied, either the Indenture Trustee or the holders of Notes evidencing not less than 25% of the principal amount of the Notes Outstanding (or, if no Notes are Outstanding, Certificates evidencing Certificate Percentage Interests aggregating at least 51%), by notice then given in writing to the Master Servicer (and to the Indenture Trustee, the Securities Administrator and the Owner Trustee if given by the Noteholders and to the Owner Trustee if given by the Certificateholders and in each case with a copy to the Rating Agencies) may terminate all of the rights and obligations of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Trust Property or otherwise, shall pass to and be vested in the Securities Administrator (so long as the Person serving as the Securities Administrator is not also the Master Servicer), and otherwise in the Indenture Trustee or such Successor Master Servicer as may be appointed under Section 7.2; and, without limitation, the Securities Administrator (so long as the Person serving as the Securities Administrator is not also the Master Servicer), the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise.

     (b) Upon termination of the Master Servicer under Section 7.1(a), the predecessor Master Servicer shall cooperate with the Securities Administrator, the Indenture, the Owner Trustee and such Successor Master Servicer in effecting the termination of the responsibilities and rights of the predecessor Master Servicer under this Agreement, including the transfer to the Securities Administrator (so long as the Person serving as the Securities Administrator is not also the Master Servicer), and otherwise to the Indenture Trustee or such Successor Master Servicer for administration of all cash amounts that shall at the time be held by the predecessor Master Servicer, for deposit, or shall thereafter be received with respect to a Receivable and the delivery of the Receivable Files and the related accounts and records maintained by the Master Servicer. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Receivable Files to the Successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section 7.1 shall be paid by the predecessor Master Servicer upon presentation of reasonable documentation of such costs and expenses.

     (c) Upon termination of the Master Servicer under Section 7.1(a), the Successor Master Servicer, by acceptance of its appointment, agrees that the Receivables will continue to be serviced through their respective Receivables Servicing Agreements, unless the applicable Receivables Servicing Agreement has been terminated pursuant to the terms and conditions set forth therein.

     SECTION 7.2 Appointment of Successor Master Servicer. (a) Upon the Master Servicer's receipt of notice of termination pursuant to Section 7.1 or the Master Servicer's resignation in accordance with the terms of this Agreement, the predecessor Master Servicer shall continue to perform its functions as Master Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date 45 days from the delivery to the Indenture Trustee, the Securities Administrator and the Owner Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Master Servicer shall become unable to act as Master Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Master Servicer's resignation or termination hereunder, the Issuer shall appoint a Successor Master Servicer, and the Successor Master Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee, the Securities Administrator and the Indenture Trustee (with a copy to each Rating Agency). In the event that a Successor Master Servicer has not been appointed at the time when the predecessor Master Servicer has ceased to act as Master Servicer in accordance with this Section 7.2, the Securities Administrator (so long as the Person serving as the Securities Administrator is not also the Master Servicer), and otherwise the Indenture Trustee, without further action shall automatically be appointed the Successor Master Servicer. The Securities Administrator or the Indenture Trustee, as the case may be, may resign as the Master Servicer by giving written notice of such resignation to the Issuer and in such event shall be released from such duties and obligations, such release not to be effective until the date a Successor Master Servicer enters into a written assumption as provided in this Section. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new Master Servicer as the Successor Master Servicer in accordance with this Section. Notwithstanding the above, if the Securities Administrator (so long as the Person serving as the Securities Administrator is not also the Master Servicer) and the Indenture Trustee shall be legally unable so to act or if, within 30 days after the delivery of its notice of resignation, the Issuer shall not have obtained a Successor Master Servicer, the Securities Administrator (so long as the Person serving as the Securities Administrator is not also the Master Servicer) or the Indenture Trustee, as appropriate, shall appoint, or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $100,000,000 and whose regular business shall include the servicing of automotive receivables, as the successor to the Master Servicer under this Agreement; provided that the Rating Agency Condition shall be satisfied in connection with such appointment.

     (b) Upon appointment, the Successor Master Servicer shall be the successor in all respects to the predecessor Master Servicer and shall be subject to all the responsibilities, duties, and liabilities arising thereafter relating thereto placed on the predecessor Master Servicer, by the terms and provisions of this Agreement; provided, that (i) any failure of such Successor Master Servicer to perform such responsibilities or duties that are caused by the predecessor Master Servicer's failure to provide information or monies required hereunder shall not be considered a default by such Successor Master Servicer and (ii) such Successor Master Servicer shall have no liability for actions, inactions or representations of the predecessor Master Servicer.

     (c) In connection with such appointment, the Indenture Trustee may make such arrangements for the compensation of such Successor Master Servicer out of payments on Receivables as it and such Successor Master Servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the predecessor Master Servicer under this Agreement. The Indenture Trustee and such Successor Master Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     (d) Notwithstanding anything herein or in the other Basic Documents to the contrary, in no event shall the Securities Administrator or the Indenture Trustee, should it be appointed

Successor Master Servicer, be required to purchase any Receivable pursuant to
Section 3.6 herein or otherwise or indemnify the Issuer, the Owner Trustee, the Noteholders, the Certificateholders, the Depositor or any other Person pursuant to Section 3.13.

     SECTION 7.3 Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Master Servicer pursuant to this Article VII, the Indenture Trustee shall cause the Securities Administrator to give prompt written notice thereof to Noteholders, and the Owner Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses of record and to each Rating Agency.

     SECTION 7.4 Waiver of Past Events of Servicing Termination. The holders of Notes evidencing not less than a majority of the principal amount of the Notes (or, if no Notes are outstanding, holders of Certificates evidencing Certificate Percentage Interests aggregating at least 75%) may, on behalf of all Noteholders and Certificateholders, waive any Event of Servicing Termination hereunder and its consequences, except an event resulting from the failure to make any required deposits to or payments from any of the Trust Accounts or the Certificate Distribution Account in accordance with this Agreement, which shall require the unanimous vote of all Holders of Outstanding Securities. Upon any such waiver of a past Event of Servicing Termination, such Event of Servicing Termination shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Event of Servicing Termination or impair any right consequent thereon. The Issuer shall provide written notice of any such waiver to the Rating Agencies.

                                 ARTICLE VIII

                                  TERMINATION

     SECTION 8.1 Optional Purchase of All Receivables. As of the last day of any Collection Period as of which the Pool Factor shall be equal to or less than the Optional Purchase Percentage, the Master Servicer shall have the option to purchase the Trust Property from the Trust. To exercise such option, the Master Servicer shall deposit pursuant to Section 4.4 in the Collection Account an amount equal to the greater of (i) the aggregate Purchase Amount for the Receivables (as calculated by the Administrator and reported to the Master Servicer) and (ii) the fair market value of the Receivables, and shall succeed to all interests in and to the Trust. To determine the fair market value of the Receivables, the Master Servicer shall solicit bids from not less than three recognized purchasers of whole loan pools of motor vehicle loans selected by the Master Servicer in its sole discretion (one of which may be the Depositor or one of its Affiliates). Notwithstanding the foregoing, the Master Servicer shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to the preceding sentence, together with the other amounts on deposit in the Collection Account, is greater than or equal to the sum of the outstanding principal amount of the Notes and all accrued but unpaid interest (including any overdue interest) thereon plus any Net Swap Payments or Swap Termination Payments due to the Counterparties under the Interest Rate Swap Payments plus all amounts then due and payable by the Trust for fees or other reimbursable amounts to the Receivables Servicers, the Master Servicer, the Securities Administrator, the Administrator, the Owner Trustee and the Indenture Trustee. The amount deposited in the Collection Account pursuant to this Section 8.1 shall be used on the next Payment Date to make payments in full to Noteholders and Certificateholders in the manner set forth in Article
IV. The Master Servicer or the Issuer shall furnish written notice of the Master Servicer's election to exercise such option to the Indenture Trustee, the Securities Administrator, the Owner Trustee, each Counterparty and the Rating Agencies at least 10 days, but not more than 30 days, prior to the Payment Date on which such purchase shall occur (and the Indenture Trustee shall cause the Securities Administrator to promptly furnish such notice to the Noteholders).

     In addition, if any Certificateholder is a Person who is not an Affiliate of the Depositor (as certified in writing to the Master Servicer by such Certificateholder), the Master Servicer shall exercise the option to purchase the Receivables in accordance with this Section 8.1 only if directed to do so, or consented to in writing by each such non-Affiliated Certificateholder. The Master Servicer shall have no responsibility to determine whether any Certificateholder is or is not an Affiliate of the Depositor.

     SECTION 8.2 Succession Upon Satisfaction and Discharge of Indenture. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, to the extent permitted by applicable law, the Securities Administrator will continue to carry out its obligations hereunder as agent for the Owner Trustee, including without limitation making distributions from the Collection Account in accordance with
Section 4.5.

                                  ARTICLE IX

                           MISCELLANEOUS PROVISIONS

     SECTION 9.1 Amendment. (a) This Agreement may be amended by the Depositor, the Master Servicer and the Issuer, with the consent of the Indenture Trustee, the Securities Administrator and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement that may be inconsistent with any other provision of this Agreement, the Prospectus Supplement or the Prospectus or to add any provisions to or change or eliminate any provisions or to modify the rights of the Noteholders or Certificateholders; provided, however, that such action shall not, as evidenced by either (i) an Opinion of Counsel or (ii) satisfaction of the Rating Agency Condition, together with an Officer's Certificate of the Master Servicer delivered to the Owner Trustee, the Securities Administrator and the Indenture Trustee, materially and adversely affect the interests of any Noteholder or Certificateholder.

     (b) This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Issuer, with the consent of the Indenture Trustee, the Securities Administrator and the Owner Trustee to the extent that their respective rights or obligations may be affected thereby (which consent may not be unreasonably withheld) and with the consent of (i) the Noteholders of Notes evidencing not less than a majority of the principal amount of each Class of Notes, and (ii) the Certificateholders of Certificates evidencing Certificate Percentage Interests aggregating at least 51% (which consent of any holder of a Note or holder of a

Certificate given pursuant to this Section 9.1 or pursuant to any other provision of this Agreement shall be conclusive and binding on such Note or Certificate, as the case may be, and on all future holders of such Note or holders of such Certificate, as the case may be, and of any Note or Certificate, as applicable, issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon such Note or the Certificate), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (A) increase or reduce in any manner the amount of, or accelerate or delay the timing of, or change the allocation or priority of, collections of payments on Receivables or distributions that shall be required to be made on any Note or Certificate or change any Note Interest Rate, without the consent of all Noteholders or Certificateholders or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Notes affected thereby and holders of all Certificates affected thereby.

     (c) Prior to the execution of any such amendment the Master Servicer will provide written notification of the substance of such amendment to each Rating Agency.

     (d) Promptly after the execution of any such amendment, the Master Servicer shall furnish written notification of the substance of such amendment to the Owner Trustee, the Indenture Trustee, the Securities Administrator and each Rating Agency. The Owner Trustee shall provide notification of the substance of the amendment to each Certificateholder, and the Indenture Trustee will cause the Securities Administrator to provide notification of the substance of such amendment to each Noteholder. It shall not be necessary for the consent of Noteholders or the Certificateholders pursuant to this Section
9.1 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders shall be subject to such reasonable requirements as the Owner Trustee, the Indenture Trustee and the Securities Administrator may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

     (e) Prior to the execution of any amendment to this Agreement, the Owner Trustee, the Indenture Trustee and the Securities Administrator shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee, the Indenture Trustee or the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects such Owner Trustee's, Indenture Trustee's or Securities Administrator's own rights, duties or immunities under this Agreement or otherwise.

     (f) Notwithstanding anything in this Agreement to the contrary, no amendment to this Agreement shall be effective, and the Depositor further covenants that it shall not agree to any amendment to any other Basic Document, without in each case the prior written consent of each Counterparty, if any such amendment would (a) adversely affect the Counterparty's rights or obligations under any Interest Rate Swap Agreement or any Basic Document or
(b) adversely
modify the obligations of, or adversely impact the ability of the Issuer to fully perform any of its obligations under any Interest Rate Swap Agreement to which the Counterparty is subject.

     SECTION 9.2 Protection of Title to Trust Property. (a) The Depositor shall file such financing statements and cause to be filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuer and the Indenture Trustee for the benefit of the Noteholders and the Counterparties in the Receivables and in the proceeds thereof. The Depositor shall deliver (or cause to be delivered) to the Owner Trustee, the Indenture Trustee and the Securities Administrator file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) The Depositor shall not change its name, identity, or corporate structure in any manner that would, could, or might make any financing statement or continuation statement filed by the Depositor in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-506 of the UCC, unless it shall have given the Owner Trustee, the Indenture Trustee and the Securities Administrator at least 10 days' prior written notice thereof, with a copy to the Rating Agencies, and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) The Depositor shall give the Owner Trustee, the Indenture Trustee and the Securities Administrator at least ten (10) days' prior written notice of any relocation of its principal executive office or change in the jurisdiction under whose laws it is formed if, as a result of such relocation or change, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement. The Master Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

     (d) The Master Servicer shall cause each Receivables Servicer, to the extent provided pursuant to the applicable Receivables Servicing Agreement, to maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

     (e) The Master Servicer shall cause each Receivables Servicer, to the extent provided pursuant to the applicable Receivables Servicing Agreement, to maintain its computer systems so that, from and after the time of conveyance under this Agreement of the Receivables to the Issuer, the Master Servicer's master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly, by numerical code or otherwise, that such Receivable is owned by the Issuer and has been pledged to the Indenture Trustee pursuant to the Indenture. Indication of the Issuer's and the Indenture Trustee's interest in a Receivable shall not be deleted from or modified on the Master Servicer's computer systems until, and only until, the Receivable shall have been paid in full or repurchased.

     (f) The Master Servicer shall cause each Receivables Servicer, to the extent provided pursuant to the applicable Receivables Servicing Agreement, to, upon receipt of reasonable prior notice, shall permit the Depositor, the Owner Trustee, the Indenture Trustee, the Securities Administrator and their respective agents at any time during normal business hours at the Master Servicer's expense to inspect, audit, and make copies of and to obtain abstracts from the Master Servicer's records regarding any Receivable.

     (g) The Master Servicer shall cause each Receivables Servicer, pursuant to the applicable Receivables Servicing Agreement, to furnish to the Owner Trustee, the Indenture Trustee and the Securities Administrator, within five
(5) Business Days, a list of all Receivables (by contract number and name of Obligor) then owned by the Issuer, together with a reconciliation of such list to the Schedule of Receivables and to each of the Investor Reports furnished before such request indicating removal of Receivables from the Trust.

     (h) For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

     SECTION 9.3 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THAT WOULD APPLY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 9.4 Notices. All demands, notices, and communications under this Agreement shall be in writing, personally delivered, sent by telecopier, over night courier or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Master Servicer, at U.S. Bank National Association, 60 Livingston Avenue, Mailcode:
EP-MN-WS30, St., Paul, Minnesota 55107-2232, facsimile (651) 495-8090
Attention: Eve Kaplan, with a copy to U.S. Bank Portfolio Services, 1310 Madrid Street, Marshall, Minnesota 56258, facsimile (866) 806-0775 Attention:
Joe Andries, or at such other address as shall be designated by the Seller or the Master Servicer in a written notice to the Owner Trustee, the Indenture Trustee and the Securities Administrator, (b) in the case of the Depositor, at 4 World Financial Center, 10th Floor, New York, New York 10080, facsimile
(212) 449-9015, Attention: Ted Breck, (c) in the case of the Owner Trustee, at the Corporate Trust Office of the Owner Trustee, (d) in the case of the Indenture Trustee, at the Corporate Trust Office of the Indenture Trustee, (e) in the case of the Securities Administrator, at the Corporate Trust Office of the Securities Administrator, (f) in the case of Fitch, Inc., at the following address: Fitch, Inc., One State Street Plaza, New York, New York 10004, (g) in the case of Moody's Investors Service, Inc., at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and (h) in the case of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., at the following address: Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 40th Floor, New York, New York 10041,
Attention: Asset

Backed Surveillance Department. Any notice required or permitted to be mailed to a Noteholder or Certificateholder shall be given by first class mail, postage prepaid, at the address of such Person as shown in the Note Register or the Certificate Register, as applicable. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder or Certificateholder shall receive such notice.

     SECTION 9.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Notes, the Certificates or the rights of the holders thereof.

     SECTION 9.6 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.3 and 7.2 and as provided in the provisions of this Agreement concerning the resignation of the Master Servicer, this Agreement may not be assigned by the Depositor or the Master Servicer unless (i)(A) the Rating Agency Condition is satisfied and (B) the Indenture Trustee, the Securities Administrator and the Owner Trustee have consented thereto, which consent shall not be unreasonably withheld or (ii) the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Noteholders of Notes evidencing not less than 66 2/3% of the principal amount of the Notes Outstanding and the holders of Certificates evidencing Certificate Percentage Interests aggregating at least 51% consent thereto. Any transfer or assignment with respect to the Master Servicer of all its rights, obligations and duties will not become effective until a successor Master Servicer has assumed the Master Servicer's rights, duties and obligations under this Agreement. In the event of a transfer or assignment pursuant to clause (ii) above, the Rating Agencies shall be provided with notice of such transfer or assignment.

     SECTION 9.7 Further Assurances. The Depositor and the Master Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Owner Trustee, the Indenture Trustee or the Securities Administrator more fully to effect the purposes of this Agreement.

     SECTION 9.8 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Owner Trustee, the Indenture Trustee, the Securities Administrator, the Noteholders or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges therein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     SECTION 9.9 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, the Administrator, the Indenture Trustee, the Securities Administrator and the Owner Trustee and their each of their respective successors and permitted assigns and each of the Administrator, the Indenture Trustee, the Securities Administrator and the Owner Trustee may enforce the provisions hereof as if they were parties thereto. Except as otherwise provided in this Article IX, no other Person will have any right or obligation hereunder. The parties hereto hereby acknowledge and consent to the pledge of this Agreement by the Issuer to the Indenture Trustee for the benefit of the Noteholders and the Counterparties pursuant to the Indenture.

     SECTION 9.10 Actions by Noteholders or Certificateholders. (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand, or instruction given by Noteholders or Certificateholders, such action, notice, or instruction may be taken or given by any Noteholder or Certificateholder, as applicable, unless such provision requires a specific percentage of Noteholders or Certificateholders.

     (b) Any request, demand, authorization, direction, notice, consent, waiver, or other act by a Noteholder or Certificateholder shall bind such Noteholder or Certificateholder and every subsequent holder of such Note or Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Owner Trustee, the Indenture Trustee, the Securities Administrator or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Note or Certificate.

     SECTION 9.11 Limitation of Liability of Owner Trustee, the Indenture Trustee and the Securities Administrator. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by U.S. Bank Trust National Association not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and U.S. Bank National Association not in its individual capacity but solely in its capacity as Securities Administrator, and in no event shall U.S. Bank Trust National Association or U.S. Bank National Association, in their individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer or as Securities Administrator respectively, have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI and VII of the Trust Agreement. For all purposes of this Agreement, in the performance of its duties and obligations hereunder (other than Successor Master Servicer), the Indenture Trustee shall be afforded all of the rights, protections, immunities and indemnities provided it under the Indenture. For all purposes of this Agreement, in the performance of its duties and obligations hereunder (other than Successor Master Servicer), the Securities Administrator shall be afforded all of the rights, protections, immunities and indemnities provided it under the Indenture.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by HSBC Bank USA, National Association, not in its individual capacity but solely as Indenture Trustee, and in no event shall HSBC Bank USA, National Association, have any liability for the representations, warranties, covenants, agreements or other obligations of the

Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     SECTION 9.12 Savings Clause. It is the intention of the Depositor and the Issuer that the transfer of the Trust Property contemplated herein constitute an absolute transfer of the Trust Property, conveying good title to the Trust Property from the Depositor to the Issuer. However, in the event that such transfer is deemed to be a transfer for security, the Depositor hereby grants to the Issuer a first priority security interest in all of the Depositor's right, title and interest in, to and under the Trust Property, whether now owned or existing or hereafter acquired or arising, and all proceeds thereof (including, without limitation, "proceeds" as defined in the Uniform Commercial Code as in effect from time to time in the State of New York) and all other rights and property transferred hereunder to secure a loan in an amount equal to all amounts payable under the Notes and the Certificates, and in such event, this Agreement shall constitute a security agreement under applicable law. The Depositor hereby authorizes the Issuer or its agents to file such financing statements and continuation statements as the Issuer may deem advisable in connection with the security interest granted by the Depositor pursuant to the preceding sentence.

     SECTION 9.13 No Petition. The Master Servicer, by entering into this Agreement, hereby covenants and agrees that prior to the end of the period that is one year and one day after there has been paid in full all debt issued by any securitization vehicle in respect of which the Depositor holds any interest, it will not institute against the Issuer, or join in, or assist or encourage others to institute any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the other Basic Documents.

     IN WITNESS WHEREOF, the parties have caused this Sale and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                           MERRILL AUTO TRUST SECURITIZATION 2005-1, as Issuer


                           By:      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                    not in its individual capacity but solely
                                    as Owner Trustee


                                    By: /s/ Eve D. Kaplan
                                    ----------------------------------------
                                    Name:  Eve D. Kaplan
                                    Title: Vice President


                          U.S. BANK NATIONAL ASSOCIATION, as
                          Master Servicer


                          By: /s/ Eve D. Kaplan
                          ----------------------------------------
                          Name:  Eve D. Kaplan
                          Title: Vice President


                           ML ASSET BACKED CORPORATION,
                           as Depositor


                           By: /s/ Theodore F. Breck
                           ----------------------------------------
                           Name:  Theodore F. Breck
                           Title: Managing Director

Accepted and agreed:

HSBC BANK USA, NATIONAL ASSOCIATION
     not in its individual capacity
     but solely as Indenture Trustee


By: /s/ Wendy Zhang
    ---------------------------
    Name:  Wendy Zhang
    Title: Assistant Vice President

U.S. BANK TRUST NATIONAL ASSOCIATION
     not in its individual capacity but solely as Owner Trustee

By: /s/ Eve D. Kaplan
    ---------------------------
    Name:  Eve D. Kaplan
    Title: Vice President

U.S. BANK NATIONAL ASSOCIATION
     not in its individual capacity but solely as Securities Administrator

By: /s/ Eve D. Kaplan
    ---------------------------
    Name:  Eve D. Kaplan
    Title: Vice President

                                  SCHEDULE A

                            SCHEDULE OF RECEIVABLES

                    Please see Schedule A to the Indenture

                                  SCHEDULE B

                         Location of Receivable Files

1. E-Loan Receivables

2. Ford Credit Receivables

3. Onyx Receivables

4. Capital One Receivables

         As set forth in the related Receivables Servicing Agreement.

                                  SCHEDULE C

                         List of Receivables Servicers


1. Capital One with respect to the Capital One Receivables

2. Ford Credit with respect to the Ford Credit Receivables

3. Onyx with respect to the Onyx Receivables

4. SST with respect to the E-Loan Receivables

                                  SCHEDULE D


     The Depositor makes the following representations and warranties with respect to the Ford Credit Receivables, on which the Issuer relies in purchasing such Receivables and pledging the same to the Indenture Trustee. Unless otherwise indicated, such representations and warranties speak as of the Closing Date (as defined in the Ford Credit Servicing Agreements).

     Capitalized terms used and not defined herein have the meaning(s) ascribed thereto in the Ford Credit Servicing Agreements.

     i. Each Ford Credit Receivable:

          (a) has been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, has been fully and properly executed by the parties thereto, has been purchased by the Seller from such Dealer under an existing dealer agreement with the Seller, has been validly assigned by such Dealer to the Seller and is payable in U.S. dollars;

          (b) has created or will create a valid, subsisting, and enforceable first priority security interest in favor of Ford Credit in the Financed Vehicle, which security interest is assignable by Ford Credit to the Depositor;

          (c) contains customary and enforceable provisions such that the rights and remedies of the holder thereof are adequate for the realization against the collateral of the benefits of the security;

          (d) provides for level monthly payments (provided that the last payment may be different but in no event more than twice the amount of the level payment) that fully amortize the Amount Financed by maturity and yield interest at the Annual Percentage Rate;

          (e) is underwritten pursuant to the Ford Credit Servicer's Customary standards, policies and procedures;

          (e) provides for, in the event that such contract is prepaid, a prepayment that fully pays the Principal Balance; and

          (f)  is a Simple Interest Receivable.

ii. Schedule of Receivables. The information contained in the Schedule of Receivables is true and correct in all material respects as of the Cut-off Date. No selection procedures believed to be adverse to the Depositor have been utilized in selecting the Receivables from those receivables that meet the criteria contained herein.

iii. Compliance with Law. Each Receivable and the sale of the Financed Vehicle complied at the time it was originated or made and at the execution of this Agreement complies in all material respects with all requirements of applicable federal, State, and local laws, and regulations thereunder, including, without limitation:

          (a)  usury laws;

          (b)  the Federal Truth-in-Lending Act;

          (c)  the Equal Credit Opportunity Act;

          (d)  the Fair Credit Reporting Act;

          (e)  the Fair Debt Collection Practices Act;

          (f)  the Federal Trade Commission Act;

          (g)  the Magnuson-Moss Warranty Act;

          (h)  the Federal Reserve Board's Regulations B and Z;

          (i) State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code; and

          (j) other applicable consumer credit laws and equal credit opportunity and disclosure laws.

iv. Binding Obligation. Each Receivable represents the genuine, legal, valid, and binding payment obligation of the Obligor, enforceable by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally.

v. No Government Obligor. None of the Receivables is due from the United States of America or any State, or from any agency, department, or instrumentality of the United States of America or any State or political subdivision thereof.

vi. Security Interest in Financed Vehicle. Immediately prior to the sale hereof, each Receivable is secured by a first priority, validly perfected security interest in the Financed Vehicle in favor of Ford Credit as secured party or all necessary and appropriate actions have been commenced that would result in a first priority, validly perfected security interest in the Financed Vehicle in favor of Ford Credit as secured party.

vii. Receivables in Force. As of the Cut-off Date, no receivable has been satisfied, subordinated, or rescinded, nor has any Financed Vehicle been released from the lien granted by the related Receivable in whole or in part.

viii. No Waiver. No provision of a Receivable has been waived.

ix. No Defenses. The Receivables will not be subject to any right of rescission, set-off, counterclaim, or defense.

x. No Liens. To the Depositor's best knowledge, no liens or claims have been filed for work, labor, or materials relating to a Financed Vehicle that are liens prior to, or equal with, the security interest in the Financed Vehicle granted by the Receivable.

xi. No Default. Except for payment defaults continuing for a period of not more than 30 days as of the Cut-off Date, no default, breach, violation, or event permitting acceleration under the terms of any Receivable has occurred as of the Cut-off Date; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable has arisen as of the Cut-off Date; and Ford Credit has not waived any of the foregoing.

xii. Insurance. With respect to each Receivable, Ford Credit in accordance with its customary standards, policies and procedures, has determined that, as of the date of origination, the Obligor had obtained or agreed to obtain physical damage insurance covering the Financed Vehicle.

xiii. Title. It is the intention of the Depositor that the sale contemplated by this Agreement will constitute an absolute sale and that the beneficial interest in and title to the Receivables not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by the Depositor under any bankruptcy law. The Depositor has not pledged, assigned, sold, granted a security interest in or otherwise conveyed any of the Receivables to any Person other than the Issuer. Immediately prior to the sale and transfer herein contemplated, the Depositor had good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests, participations and rights of others and, immediately upon the sale and transfer thereof, the Issuer will have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests, participations and rights of others; and the sale of Receivables has been perfected under the UCC. The Depositor has not authorized the filing of and is not aware of any financing statements against the Depositor that includes a description of collateral covering the Receivables other than any financing statements relating to the security interest granted to the Issuer hereunder or that has been terminated.

xiv. Valid Assignment. No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale of such Receivable under this Agreement would be unlawful, void, or voidable. Ford Credit has not entered into any agreement with any Obligor that prohibits, restricts or conditions the sale of any portion of the Receivables.

xv. All Filings Made. All filings (including, without limitation, UCC filings) necessary in any jurisdiction to give the Issuer a first priority, validly perfected ownership interest in the Receivables will be made within 10 days of the Closing Date.

xvi. Chattel Paper. Each Receivable constitutes "tangible chattel paper" as defined in the UCC.

xvii. One Original. There is only one original executed copy of each Receivable. The Master Servicer, or its custodian, has possession of such original with respect to each Receivable. Such original does not have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than Ford Credit. All financing statements filed or to be filed against the Depositor in favor of the Issuer in connection herewith describing the Receivables contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Issuer."

xviii. No Notice of Bankruptcy. The Depositor has not received actual notice that as of the Cut-off Date any Obligor is a debtor in a bankruptcy proceeding.

xix. Origination. Each Receivable has an origination date on or after February 3, 1998.

xx. Maturity of Receivables. Each Receivable has an original maturity of not greater than 72 months.

xxi. Annual Percentage Rates. The Annual Percentage Rate of each Receivable is not less than 0.00% and not greater than 29.99%.

xxii. Scheduled Payments. As of the Cut-off Date, the related Obligor has made at least one scheduled payment (other than any down payment) and no Receivable has a scheduled payment that is more than 30 days overdue as of the Cut-off Date.

xxiii. Location of Receivable Files. Each Receivable File is kept at one or more offices of the Master Servicer in the United States or the offices of one of the custodians specified in Schedule B hereto.

xxiv. Extensions. As of the Cut-off Date, no Receivable has had its original maturity extended.

                                  APPENDIX A

                    Please see Appendix A to the Indenture

                                  APPENDIX B


EXHIBIT 31 Certification pursuant to Rules 13a-14 and 15d-14 of the Securities Exchange Act of 1934, as amended

                                 Certification

I, __________, certify that:

1. I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of Merrill Auto Trust Securitization 2005-1;

2. Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3. Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing, or similar, agreement, for inclusion in these reports is included in these reports;

4. I am responsible for reviewing the activities performed by the master servicer under this annual pooling and servicing, or similar, agreement and based upon my knowledge and the annual compliance review required under that agreement, and except as disclosed in the reports, the master servicer has fulfilled its obligations under the servicing agreement; and

5. The reports disclose all significant deficiencies relating to the master servicer's compliance with the minimum servicing standards based upon the reports provided by independent public accountants, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing, or similar, agreement, that are included in these reports.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Capital One Auto Finance, Inc., as Servicer, Ford Motor Credit Company, Merrill Lynch Bank USA, as Administrator, Onyx Acceptance Corporation, as Servicer, and Systems & Services Technologies, Inc., as Servicer.

By: ______________
       Name:
       Title:
       U.S. Bank National Association



                                     AB-1